UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2007

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Sequa Corporation

(Exact name of registrant as specified in its charter)

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Delaware	1-804	13-1885030
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

200 Park Ave.

New York, New York 10166

(Address of principal executive offices)

(212) 986-5500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04

Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

On October 18, 2007, Sequa Corporation, a Delaware corporation (the “Company”), notified The Bank of New York (the “Trustee”), as successor Trustee under the Indenture dated July 29, 1999 (the "Indenture") between the Company and Harris Trust Company of New York, that the Company had elected to exercise its option to conditionally redeem (the “Redemption”) all of its outstanding 8 7/8% Senior Unsecured Notes due 2008 (the “2008 Notes”) and 9% Senior Unsecured Notes due 2009 (the “2009 Notes” and, together with the 2008 Notes, the “Securities”).

In accordance with Section 5 of the Securities, the redemption price (the “Redemption Price”) of the Securities will be the greater of (a) 100% of the outstanding principal amount thereof and (b) the sum of the present values of the remaining scheduled payments of interest and principal discounted to the date of the Redemption (the “Redemption Date”) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the treasury rate in effect on the second business day prior to the Redemption Date plus 50 basis points.  Holders of redeemed Securities will also receive accrued and unpaid interest thereon up to but not including the Redemption Date.

The anticipated Redemption Date is November 21, 2007, and in no event will the Redemption Date be later than December 21, 2007.  The Redemption is conditional on the consummation of the merger (the “Merger”) of Blue Jay Merger Corporation (“Merger Co”) with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Blue Jay Acquisition Corporation (“Parent”) in accordance with the terms of the Merger Agreement (the “Merger Agreement”) dated as of July 8, 2007, among the Company, Merger Co and Parent.

As of the date of this report (and prior to giving effect to the Redemption), $199,140,000 in aggregate principal amount of the 2008 Notes were outstanding, and $498,000,000 in aggregate principal amount of the 2009 Notes were outstanding.

The description set forth above is qualified in its entirety by reference to the Notice of Redemption, a copy of which is filed as an exhibit hereto.

Item 9.01.

Financial Statements and Exhibits.

Exhibits.  The following exhibits are furnished herewith:

Exhibit No.	Description
99.1	Notice of Redemption dated October 18, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2007

Sequa Corporation By: /s/ Kenneth J. Binder Kenneth J. Binder Executive Vice President, Finance (Chief Financial Officer)

EXHIBIT INDEX

99.1	Notice of Redemption dated October 18, 2007